SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                             UNION COMMUNITY BANCORP
                (Name Of Registrant As Specified In Its Charter)

                             UNION COMMUNITY BANCORP
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
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                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
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                  computed pursuant to Exchange Act Rule 0-11 (Set forth
                  the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
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[ ]      Fee paid previously with preliminary materials
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         the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or
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

                            Union Community Bancorp
                               221 E. Main Street
                          Crawfordsville, Indiana 47933
                                 (765) 362-2400

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                          To Be Held On April 19, 2000

     Notice is hereby given that the Annual Meeting of Shareholders of Union Community Bancorp (the "Holding Company") will be held at the Holding Company's principal office at 221 E. Main Street, Crawfordsville, Indiana, on Wednesday, April 19, 2000, at 3:00 p.m., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of two directors of the Holding Company to serve three-year terms expiring in 2003.

     2. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on February 21, 2000, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended December 31, 1999, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.

                                        By Order of the Board of Directors


                                        /s/ Joseph E. Timmons
                                        Joseph E. Timmons,
                                        President and Chief Executive Officer


Crawfordsville, Indiana
March 15, 2000

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             Union Community Bancorp
                               221 E. Main Street
                          Crawfordsville, Indiana 47933
                                 (765) 362-2400

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                 April 19, 2000

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of Union Community Bancorp (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 3:00 p.m., Eastern Standard Time, on April 19, 2000, at the Holding Company's principal office at 221 E. Main Street, Crawfordsville, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of Union Federal Savings and Loan Association (the "Association"). This Proxy Statement is expected to be mailed to the shareholders of the Holding Company on or about March 15, 2000.

     The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Denise E. Swearingen, 221 E. Main Street, Crawfordsville, Indiana 47933), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on February 21, 2000 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 2,600,700 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 21, 2000, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                             Number of Shares
   Name and Address                           of Common Stock         Percent
of Beneficial Owner(1)                      Beneficially Owned       of Class
----------------------                      ------------------       --------
   Home Federal Savings Bank, as Trustee
   501 Washington Street
   Columbus, Indiana 47201                        184,000  (2)          7.1%
   Richard Barag
   7965 Castor Avenue
   Philadelphia, Pennsylvania 19152               182,050               7.0%

(1) The information in this chart is based on Schedule 13D and 13G Reports filed by the above-listed person with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by it. It does not reflect any changes in those shareholdings which may have occurred since the date of such filing.

(2) These shares are held by the Trustee of the Union Community Bancorp Employee Stock Ownership Plan and Trust (the "ESOP"). The Employees participating in that Plan are entitled to instruct the Trustee how to vote shares held in their accounts under the Plan. Unallocated shares held in a suspense account under the Plan are required under the Plan terms to be voted by the Trustee in the same proportion as allocated shares are voted.

                       PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors consists of seven members. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. Directors must have their principal domicile in Montgomery County, Indiana, must have had a loan or deposit relationship with the Association for a continuous period of 12 months prior to their nomination to the Board (or in the case of directors in office on September 11, 1997, prior to that date), and non-employee directors must have served as a member of a civic or community organization based in Montgomery County, Indiana for at least a continuous period of 12 months during the five years prior to their nomination to the Board. The nominees for director this year are Samuel H. Hildebrand and Harry A. Siamas, each of whom is a current director of the Holding Company. If elected by the shareholders at the Annual Meeting, the terms of Messrs. Hildebrand and Siamas will expire in 2003.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the nominees for the position of director of the Holding Company, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. Joseph E. Timmons, President and Chief Executive Officer of the Holding Company, is the father-in-law of Alan L. Grimble, the Association's Vice President. Apart from this relationship, no nominee for director is related to any other nominee for director or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by all directors and executive officers of the Holding Company as a group.

                                                                     Director          Common Stock
                              Expiration of     Director of the       of the           Beneficially
                                 Term as            Holding         Association         Owned as of           Percentage
       Name                     Director         Company Since         Since         February 21, 2000        of Class(1)
---------------------         ----------         -------------         --------      -----------------       ------------
Director Nominees
---------------------
Samuel H. Hildebrand              2003                1997              1995             23,178  (2)             .9%
Harry A. Siamas                   2003                1997              1994             19,100  (3)             .7%

Directors
Continuing in Office
--------------------
Philip L. Boots                   2001                1997              1991             19,900  (4)             .8%
Marvin L. Burkett                 2002                1997              1975             13,800  (5)             .5%
Phillip E. Grush                  2002                1997              1982             23,350  (6)             .9%
John M. Horner                    2001                1997              1979             30,300  (7)            1.2%
Joseph E. Timmons                 2002                1997              1973             82,225  (8)            3.1%
All directors and
executive officers
as a group (10 persons)                                                                 236,668  (9)            9.0%

(1) Based upon information furnished by the respective director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the directors residing in their homes.

(2) Includes 4,160 shares held under the Union Federal Savings and Loan Association Recognition and Retention Plan and Trust (the "RRP") and 2,600 shares subject to options granted under the Union Community Bancorp Stock Option Plan (the "Option Plan"). Does not include options for 10,400 shares granted to the director under the Option Plan which are not exercisable within 60 days of the Voting Record Date.

(3) Includes 1,000 shares held jointly by Mr. Siamas and his aunt, 300 shares held by his wife as custodian for their minor children, 4,160 shares held under the RRP and 2,600 shares subject to options granted under the Option Plan. Does not include options for 10,400 shares granted to the director under the Option Plan which are not exercisable within 60 days of the Voting Record Date.

(4) Includes 10,000 shares owned by a corporation controlled by Mr. Boots, 4,160 shares held under the RRP and 2,600 shares subject to options granted under the Option Plan. Does not include options for 10,400 shares granted to the director under the Option Plan which are not exercisable within 60 days of the Voting Record Date.

(5) Includes 300 shares owned jointly by Mr. Burkett and his wife, 4,160 shares held under the RRP and and 2,600 shares subject to options granted under the Option Plan. Does not include options for 10,400 shares granted to the director under the Option Plan, which are not exercisable within 60 days of the Voting Record Date.

(6) Includes 4,500 shares jointly owned by Mr. Grush and his wife, 4,160 shares held under the RRP, and 2,600 shares subject to options granted under the Option Plan. Does not include options for 10,400 shares granted to the director under the Option Plan which are not exercisable within 60 days of the Voting Record Date.

(7) Includes 3,601 shares owned by a corporation controlled by Mr. Horner, 3,000 shares owned by a partnership controlled by Mr. Horner, 14,000 shares owned jointly by Mr. Horner and his wife, 890 shares held jointly by Mr. Horner or his wife and their children or by Mr. Horner as custodian for his minor grandchildren, 4,160 shares held under the RRP, and 2,600 shares subject to options granted under the Option Plan. Does not include options for 10,400 shares granted to the director under the Option Plan which are not exercisable within 60 days of the Voting Record Date.

(8) Includes 36,417 shares held jointly by Mr. Timmons and his wife, 24,000 shares held under the RRP, 6,808 shares allocated to Mr. Timmons' account under the Union Community Bancorp Employee Stock Ownership Plan and Trust ("ESOP") as of December 31, 1999 and 15,000 shares subject to options granted under the Option Plan. Does not include options for 60,000 shares granted to the director under the Option Plan which are not exercisable within 60 days of the Voting Record Date.

(9) Includes 58,960 shares held under the RRP, 12,435 shares allocated to the accounts of such persons under the ESOP as of December 31, 1999 and 34,600 shares subject to options granted under the Option Plan. Does not include options for 138,400 shares granted to the executive officers and directors under the Option Plan which are not exercisable within 60 days of the Voting Record Date.

     Presented below is certain information concerning the directors and director nominees of the Holding Company:

     Philip L. Boots (age 52) has served since 1985 as President of Boots Brothers Oil Company, Inc., a petroleum marketer that operates gasoline outlets, convenience grocery stores and car washes in the Crawfordsville area.

     Marvin L. Burkett (age 72) has worked as a self-employed farmer in Montgomery County since 1956. He currently is semi-retired from farming.

     Phillip E. Grush (age 68) worked as a self-employed optometrist in Crawfordsville from 1960 until September, 1996 when he sold his practice. He currently works for Dr. Michael Scheidler in Crawfordsville as a part-time employee/consultant.

     Samuel H. Hildebrand, II (age 60) has served in management positions at R.R. Donnelley & Sons Co., Crawford Industries, Inc., and Atapco Custom Products. Since 1995, he has served as President of Hildebrand's Village Traditions, Inc., a company engaged in property management and custom fabrication of rain gutter systems through its Custom Flo Division, in Crawfordsville, Indiana.

     John M. Horner (age 63) has served as the president of Horner Pontiac Buick, Inc. in Crawfordsville since 1974.

     Harry A. Siamas (age 49) has practiced law in Crawfordsville since 1976 and has served as the Association's attorney for 18 years. Joseph E. Timmons (age
65) has served as President and Chief Executive Officer of the Holding Company since 1997, and President and Chief Executive Officer of the Association since 1974 and of UFS Service Corp. since its inception in 1994. He has been an employee of the Association since 1954.

     The Association also has a director emeritus program pursuant to which our former directors may continue to serve as advisors to the Board of Directors upon their retirement or resignation from the Board. Currently, Lester B. Sommer serves as a director emeritus.

     THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.

The Board of Directors and its Committees

     During the fiscal year ended December 31, 1999, the Board of Directors of the Holding Company held meetings and acted by written consent seven times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. The Board of Directors of the Holding Company has an Audit Committee and a Stock Compensation Committee, among its other Board Committees. All committee members are appointed by the Board of Directors.

     The Audit Committee, comprised of all directors except Joseph E. Timmons, recommends the appointment of the Holding Company's independent accountants, and meets with them to outline the scope and review the results of such audit. The Audit Committee met one time during the fiscal year ended December 31, 1999.

     The Stock Compensation Committee administers the Option Plan and the RRP. The members of that Committee are Messrs. Boots, Burkett, Grush, Hildebrand, and Horner. It met one time during fiscal 1999.

     The Board of Directors of the Holding Company nominated the slate of directors set forth in the Proxy Statement. Although the Board of Directors of the Holding Company will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Directors must satisfy certain qualification requirements set forth in the Holding Company's By-Laws. Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 120 days prior to the Annual Meeting; provided, however, that in the event that less than 130 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Management Remuneration and Related Transactions

     Remuneration of Named Executive Officer

     During the fiscal year ended December 31, 1999, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by the Association.

     The following tables set forth information as to annual, long term and other compensation for services in all capacities to the President and Chief Executive Officer of the Holding Company for the three fiscal years ended December 31, 1998 (the "Named Executive Officer"). There were no other executive officers of the Holding Company who earned over $100,000 in salary and bonuses during the fiscal year ended December 31, 1999.

                                                           Summary Compensation Table

                                                                               Long Term Compensation
                                                 Annual Compensation                   Awards
                                                                     Other                                   All
                                                                    Annual     Restricted   Securities      Other
Name and                    Fiscal                                  Compen-       Stock     Underlying     Compen-
Principal Position           Year     Salary ($)(1)   Bonus ($)  sation($)(2)   Awards($)   Options(#)    sation($)
-------------------------------------------------------------------------------------------------------------------
Joseph E. Timmons,           1999       $109,500       $40,000        ---             ---       ---          ---
  President and              1998       $109,250       $30,000        ---       $437,813(3)   75,000         ---
  Chief Executive Officer    1997       $108,300       $25,000        ---             ---       ---          ---


(1)  This column includes directors fees paid to Mr. Timmons.

(2) Mr. Timmons received certain perquisites, but the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.

(3) The value of the restricted stock awards was determined by multiplying the fair market value of the Common Stock on the date the shares were awarded by the number of shares awarded. These shares vest over a five year period, commencing June 30, 1998. As of December 31, 1999, the number and aggregate value of restricted stock holdings by Mr. Timmons were 24,000 and $264,000, respectively. Dividends paid on the restricted shares are payable to the grantee as the shares are vested and are not included in the table.

     The following table includes the number of shares covered by exercisable and unexercisable stock options held by the Named Executive Officer as of December 31, 1999. Also reported are the values for "in-the-money" options
(options whose exercise price is lower than the market value of the shares at fiscal year end) which represent the spread between the exercise price of any such existing stock options and the fiscal year-end market price of the stock.

        Outstanding Stock Option Grants and Value Realized as of 12/31/99

                              Number of                 Value of Unexercised
                        Securities Underlying               In-the-Money
                          Unexercised Options                Options at
                         at Fiscal Year End (#)        Fiscal Year End ($) (1)
Name                 Exercisable    Unexercisable   Exercisable    Unexercisable
--------------------------------------------------------------------------------
Joseph E. Timmons    15,000            60,000           ---             ---

(1) Since the average between the high asked and low bid prices for the shares on December 31, 1999, was $11.00 per share, and this price is below the $14.59 per share exercise price of the options, none of Mr. Timmons' options were "in-the-money" on December 31, 1999.

     No stock options were granted to or exercised by the Named Executive Officer during fiscal 1999.

     Employment Contract

     The  Association  entered into a three-year  employment  contract  with Mr.
Timmons. The contract with Mr. Timmons extends annually for an additional one-year term to maintain its three-year term if the Association's Board of Directors determines to so extend it, unless notice not to extend is properly given by either party to the contract. Mr. Timmons receives an initial salary under the contract equal to his salary with the Association prior to the Conversion, subject to increases approved by the Board of Directors. The contract also provides, among other things, for participation in other fringe benefits and benefit plans available to the Association's employees. Mr. Timmons may terminate his employment upon 60 days' written notice to the Association. The Association may discharge Mr. Timmons for cause (as defined in the contract) at any time or in certain specified events. If the Association terminates Mr. Timmons' employment for other than cause or if Mr. Timmons terminates his own employment for cause (as defined in the contract), Mr. Timmons will receive his base compensation under the contract for an additional three years if the termination follows a change of control in the Holding Company, and for the balance of the contract if the termination does not follow a change in control. In addition, during such period, Mr. Timmons will continue to participate in the Association's group insurance plans and retirement plans, or receive comparable benefits. Moreover, within a period of three months after such termination following a change of control, Mr. Timmons will have the right to cause the Association to purchase any stock options he holds for a price equal to the fair market value (as defined in the contract) of the shares subject to such options minus their option price. If the payments provided for in the contract, together with any other payments made to Mr. Timmons by the Association, are deemed to be payments in violation of the "golden parachute" rules of the Internal Revenue Code of 1986, as amended (the "Code"), such payments will be reduced to the largest amount which would not cause the Association to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation which would be paid under the contract to Mr. Timmons if the contract were terminated after a change of control of the Holding Company, without cause by the Association, or for cause by Mr. Timmons, would be $300,000. For purposes of this employment contract, a change of control of the Holding Company is generally an acquisition of control, as defined in regulations issued under the Change in Bank Control Act and the Savings and Loan Holding Company Act.

      The employment contract protects the Association's confidential business information and protects the Association from competition by Mr. Timmons should he voluntarily terminate his employment without cause or be terminated by the Association for cause.

Compensation of Directors

      The Association pays its directors a monthly retainer of $500 plus $250 for each month in which they attend one or more meetings. Total fees paid to its directors and advisory directors for the year ended December 31, 1999, were approximately $74,500.

      Directors of the Holding Company are not currently paid directors' fees. The Holding Company may, if it believes it is necessary to attract qualified directors or is otherwise beneficial to the Holding Company, adopt a policy of paying directors' fees.

Transactions With Certain Related Persons

      The law firm Collier, Homann & Siamas, based in Crawfordsville, Indiana, of which Harry A. Siamas, a director of the Holding Company, is a partner, served as legal counsel to the Holding Company and its subsidiaries in various matters during 1999. The Holding Company expects to continue using the services of this law firm for such matters in the current fiscal year.

      The Association has followed a policy of offering to its directors, officers, and employees real estate mortgage loans secured by their principal residence and other loans. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to directors, executive officers and their associates totaled approximately $1,532,132 million or 4.0% of net worth, at December 31, 1999.

      Current law authorizes the Association to make loans or extensions of credit to its executive officers, directors, and principal shareholders on the same terms that are available with respect to loans made to its employees. At present, the Association's loans to executive officers, directors, principal shareholders and employees are made on the same terms generally available to the public. The Association may in the future, however, adopt a program under which it may waive loan application fees and closing costs with respect to loans made to such persons. Loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Association's policy regarding loans to directors and all employees meets the requirements of current law.

                                   ACCOUNTANTS

     Olive LLP has served as auditors for the Association since July 1, 1995, and for the Holding Company since its formation in 1997. The Holding Company believes that a representative of Olive LLP will be present at the Annual Meeting with the opportunity to make a statement if he or she so desires. He or she will also be available to respond to any appropriate questions shareholders may have. The Board of Directors of the Holding Company has not yet completed the process of selecting an independent public accounting firm to audit its books, records and accounts for the fiscal year ended December 31, 2000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 ("1934 Act") requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of each forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Holding Company believes that during the fiscal year ended December 31, 1999, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner.

                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company and included in the Proxy Statement and form of proxy relating to that meeting must be received at the main office of the Holding Company for inclusion in the proxy statement no later than 120 days in advance of March 15, 2001. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 221 E. Main Street, Crawfordsville, Indiana 47933. A shareholder proposal being submitted outside the processes of Rule 14a-8 promulgated under the 1934 Act, will be considered untimely if it is received by the Holding Company later than 45 days in advance of March 15, 2001.

                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

     Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.

                                           By Order of the Board of Directors


                                           /s/ Joseph E. Timmons
                                           Joseph E. Timmons

March 15, 2000

REVOCABLE PROXY             UNION COMMUNITY BANCORP
                         Annual Meeting of Shareholders
                                 April 19, 2000

   The undersigned hereby appoints Ronald L. Keeling and Denise E. Swearingen, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Union Community Bancorp which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Holding Company's principal office at 221 E. Main Street, Crawfordsville, Indiana, on Wednesday, April 19, 2000, at 3:00 p.m., and at any and all adjournments thereof, as follows:

1.   The election as directors of all nominees listed below, except as marked to
     the contrary                       [ ]  FOR      [ ]   VOTE WITHHELD

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below:

       Samuel H. Hildebrand                          Harry A. Siamas
                          (each for a three-year term)

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

     The Board of Directors recommends a vote "FOR" each of the listed propositions.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This Proxy may be revoked at any time prior to the voting thereof.

The undersigned acknowledges receipt from Union Community Bancorp, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                                                        __________________, 2000


                         -------------------------    --------------------------
                         Print Name of Shareholder    Print Name of Shareholder


                         -------------------------    --------------------------
                         Signature of Shareholder     Signature of Shareholder

                         Please sign as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.